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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) February 16, 1999
                                                       -----------------

                             ROSLYN BANCORP, INC.
                             --------------------
            (Exact name of registrant as specified in its charter)



          Delaware                  0-28886         11-3333218
          --------                 -----------   ------------------
(State or other Jurisdiction of    (Commission   (IRS Employer
incorporation or organization)     File Number)  Identification No.)

1400 Old Northern Boulevard, Roslyn, New York          11576
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code     (516) 621-6000
                                                       --------------


                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)
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Items 1, 3, 4, 6, 8 and 9.                     Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

     As of 11:59 p.m. on February 16, 1999 (the "Effective Time"), the merger of Roslyn Bancorp, Inc., a Delaware corporation ("Roslyn"), and T R Financial Corp., a Delaware corporation ("T R Financial"), was completed with Roslyn as the surviving corporation, pursuant to an Agreement and Plan of Merger, dated as of May 25, 1998, by and between Roslyn and T R Financial as amended on January 23, 1999 (the "Merger Agreement"). In addition, on February 16, 1999 Roosevelt Savings Bank, a New York State-chartered savings bank ("Roosevelt"), merged with and into The Roslyn Savings Bank, a New York State-chartered savings bank ("Roslyn Bank"), with Roslyn Bank being the surviving corporation, pursuant to the Merger Agreement and the related Plan of Bank Merger, dated as of May 25, 1998, by and between Roslyn Bank and Roosevelt. The Boards of Directors of Roslyn and Roslyn Bank now consist of all of the respective directors of Roslyn and Roslyn Bank immediately prior to the Effective Time, and John M. Tsimbinos (former Chairman and Chief Executive Officer of T R Financial and Roosevelt), A. Gordon Nutt (former President and Chief Administrative Officer and a Director of T R Financial and Roosevelt), Maureen E. Clancy, Spiros J. Voutsinas, and Leonard Genovese (all three of whom were former Directors of T R Financial and Roosevelt), each of whom was appointed to the Boards of Directors of Roslyn and Roslyn Bank pursuant to the Merger Agreement.

     Pursuant to the Merger Agreement, each outstanding share of T R Financial common stock, par value $0.01 per share ("T R Financial Common Stock"), has been converted into the right to receive 2.05 shares of Roslyn common stock, par value $0.01 per share ("Roslyn Common Stock"); provided, however, that no fraction of a whole share of Roslyn Common Stock will be issued. Instead, Roslyn shall pay an amount of cash, rounded to the nearest cent, to each holder of T R Financial Common Stock who would otherwise be entitled to a fractional share of Roslyn Common stock. As of the Effective Time, shares of T R Financial Common Stock that were owned by T R Financial as treasury stock, that were unallocated shares held in T R Financial's Management Recognition and Retention Plan for Executive Officers or T R Financial's Management Recognition and Retention Plan for Non-Employee Directors or that were held directly or indirectly by Roslyn other than in a fiduciary capacity or in satisfaction of a debt previously contracted were canceled and retired. No payment will be made with respect to such shares of T R Financial Common Stock.

     Each holder of options to purchase shares of T R Financial Common Stock that have been issued by T R Financial and are outstanding at the Effective Time ("T R Financial Options") have been converted into options to purchase shares of Roslyn Common Stock equal to 2.05 multiplied by the number of shares of T R Financial Common Stock issuable upon exercise of the T R Financial Options immediately prior to the Effective Time, such product to be rounded to the nearest whole share of Roslyn Common stock. The exercise price per share of each converted T R Financial Option is equal to the quotient of the exercise price of such T R Financial Option at the Effective Time divided by 2.05, such quotient to be rounded to the


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nearest whole cent. A total of 1,746,876 T R Financial Options were converted into options to purchase a maximum of 3,581,096 shares of Roslyn Common Stock at an exercise price ranging from $2.20 to $17.07 depending on the exercise price of the original underlying T R Financial Option. As a result of the transaction, the aggregate number of shares of Roslyn Common Stock that may be issued to former stockholders of T R Financial and upon the exercise of converted T R Financial Options is 3,581,096.

     The Merger was consummated after satisfaction of certain conditions, including but not limited to (i) approval of the Merger Agreement by the stockholders of Roslyn at a special meeting of stockholders held on December 22, 1998; (ii) approval of the Merger Agreement by the stockholders of T R Financial at a special meeting of stockholders held on December 22, 1998 and (iii) the receipt of all requisite regulatory approvals.

     Pursuant to the Merger Agreement, as amended, Roslyn appointed six (6) members of T R Financial's Board of Directors as members of a newly formed advisory board of Roslyn (the "Advisory Board"). The function of the Advisory Board is to advise Roslyn and its subsidiaries on deposit and lending activities in T R Financial 's former market area and to maintain and develop customer relations.

Item 5.  Other Events.
         -------------

         On February 16, 1999, Roslyn Bancorp, Inc. (the "Company") issued a press release which reported the closing of the merger with T R Financial.

         The press release announcing the closing of the merger is attached as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a) As of the date of this filing, it is impracticable to provide financial statements for Roslyn or T R Financial. The required financial statements will be filed as soon as possible and in no event later than May 3, 1999.

          (b) As of the date of this filing, it is impracticable to provide pro forma financial information required pursuant to Article 11 of Regulation S-X. The required pro forma financial information will be filed as soon as possible and in no event later than May 3, 1999.

          (c) Exhibits. The following Exhibits are filed as part of this report:

     Exhibit No.                                  Description
     -----------                                  -----------

            2.1 Agreement and Plan of Merger, dated as of May 25, 1998, by and between Roslyn Bancorp, Inc. and T R Financial Corp.*


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            2.2          First Amendment, dated as of January 23, 1999, to the
                         Agreement and Plan of Merger, dated as of May 25, 1998, by and between Roslyn Bancorp, Inc. and T R Financial Corp.**

           99.1          Press release issued on February 16, 1999.


     *Incorporated by reference to the Registration Statement on Form S-4 (Registration No. 333-67359 filed by Roslyn on November 16, 1998.

     **Incorporated by reference to the Form 8-K (SEC File No. 0-28886) filed by Roslyn on January 28, 1999.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ROSLYN BANCORP, INC.


Dated: February 18, 1999              By: /s/ Joseph L. Mancino
                                          ----------------------
                                          Joseph L. Mancino
                                          Vice Chairman of the Board,
                                           President and Chief Executive Officer


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                                                                    Exhibit 99.1


Exhibit 99.1     Press Release



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